Pension plan	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Pension plan

Prior to December 1, 2000, the Group had only one defined contribution pension plan for all its Hong Kong employees. Under this plan, all employees were entitled to pension benefits equal to their own contributions plus 50% to 100% of individual fund account balances contributed by the Group, depending on their years of service with the Group. The Group was required to make specific contributions at approximately 10% of the basic salaries of the employees to an independent fund management company.

With the introduction of the Mandatory Provident Fund Scheme, a defined contribution scheme managed by an independent trustee on December 1, 2000, the Group and its employees who joined the Group subsequently make monthly contributions to the scheme at 5% of the employee’s cash income as defined under the Mandatory Provident Fund legislation. Contributions of both the Group and its employees are subject to a maximum of HK$1,000 per month and thereafter contributions are voluntary and are not subject to any limitation. The Group and its employees made their first contributions in December 2000.

As stipulated by the rules and regulations in the PRC, the Group contributes to state-sponsored retirement plans for its employees in Mainland China. The Group contributions range from 10% to 22% of the basic salaries of its employees, and has no further obligations for the actual payment of pension or post-retirement benefits beyond the annual contributions. The state-sponsored retirement plans are responsible for the entire pension obligations payable to retired employees.

During the years ended December 31, 2011, 2010 and 2009, the aggregate contributions of the Group to the aforementioned pension plans and retirement benefit schemes were approximately US$455,000, US$390,000 and US$327,000 respectively.